UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): Commission File No. 000-19704 January 29, 2004



                               REGAN HOLDING CORP.
             (Exact name of registrant as specified in its charter)


             CALIFORNIA                                   68-0211359
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                   Identification No.)


                               2090 Marina Avenue
                           Petaluma, California 94954
                                 (707) 778-8638
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

Item 5.   Other Events and Regulation FD Disclosure.

          Regan Holding Corp. (the "Company") is filing this Current Report on Form 8-K for the purpose of (i) filing certain marketing agreements and administrative services agreements that contain confidential information that has been omitted and filed separately with the U.S. Securities and Exchange Commission, and (ii) filing the Purchase Option Agreement with SCOR Life U.S. Re Insurance Company ("SCOR") that the Company and SCOR executed on November 25, 2003 (the "Purchase Option Agreement"). Pursuant to the terms and conditions of the Purchase Option Agreement, the Company has the right, but not the obligation, to purchase all of SCOR's right, title and interest in Investors Insurance Corporation.


Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

              Exhibit 10.1    Administrative Services Agreement with
                              American National Insurance Company dated February 15, 2003.
              Exhibit 10.2 Marketing Agreement with American National Insurance Company dated November 15, 2002.
              Exhibit 10.3 Marketing Agreement with John Hancock Life Insurance Company dated January 18, 2001.
              Exhibit 10.4 Administrative Services Agreement with John Hancock Life Insurance Company dated January 18, 2001.
              Exhibit 10.5 Amendment Four to Marketing Agreement with Transamerica Life Insurance and Annuity Company dated November 19, 2002.
              Exhibit 10.6 Amendment Five to Administrative Services Agreement with Transamerica Life Insurance and Annuity Company dated November 19, 2002.
              Exhibit 10.7    Purchase Option Agreement between SCOR Life
                              U.S. Re Insurance Company and the Company executed on November 25, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   REGAN HOLDING CORP.
                                                   -----------------------------
                                                   (Registrant)


                                                   /s/ G. Steven Taylor
Date: January 29, 2004                             -----------------------------
                                                   G. Steven Taylor
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Description of Document                                                         Exhibit No.

Administrative Services Agreement with American National Insurance
Company dated February 15, 2003.                                                    10.1

Marketing Agreement with American National Insurance Company dated
November 15, 2002.                                                                  10.2

Marketing Agreement with John Hancock Life Insurance Company dated
January 18, 2001.                                                                   10.3

Administrative Services Agreement with John Hancock Life Insurance
Company dated January 18, 2001.                                                     10.4

Amendment Four to Marketing Agreement with Transamerica Life
Insurance and Annuity Company dated November 19, 2002.                              10.5

Amendment Five to Administrative Services Agreement with
Transamerica Life Insurance and Annuity Company dated November 19,
2002.                                                                               10.6

Purchase Option Agreement between SCOR Life U.S. Re Insurance
Company and the Company executed on November 25, 2003.                              10.7